BitMine BMNR

The Alchemy of 5%

The 2026 Annual Stockholder Meeting

Disclaimers

General

Bitmine Immersion Technologies, Inc. ("BMNR") is making this presentation available in connection with an update on its business operations and strategies. The information contained in this presentation does not purport to be complete or to be all-inclusive or to contain all of the information that prospective investors may require. Prospective investors are encourage to conduct their own analysis and review of information contained in this presentation as well as important additional information through the Securities and Exchange Commission's ("SEC") EDGAR system at www.sec.gov and on our website at www.bitminetech.io.

Forward -Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the Company's future financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations. Words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "project," "will" "would," "could," "should" and similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward looking statements in this presentation may include risks and certainties which are provided to you and indicated from time to time as described in BMNR's most recent Forms 10-K, 10-Q, and 8-K filed or furnished with the SEC. You should also carefully consider the risks and uncertainties described and the information presented in or incorporated by reference into BMNR's registration statement on Form S-3ASR filed July 9, 2025 and in subsequent current, quarterly, and annual reports filed with or furnished with the SEC. These filings or potential filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements referred hereto. These statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates, as well as management's beliefs and assumptions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual results may differ materially from those expressed or implied in the forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Third -Party Information

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Table of Contents

01
2025 Recap: Emergence of Dominant DATs

Bitcoin is the OG

Asset	Price on Dec 31, 2016	As of Sept 26, 2025	% change
Ethereum	$8.02	$3,931	**48,915%**
Bitcoin	$963.74	$109,410	11,252%
Nvidia	$2.67	$178.19	**6574%**
Nasdaq 100 (QQQ)	$118.48	$595.97	**403%**
Gold	$1,151.70	$3,772.88	**228%**
S&P 500	2,238.83	6,643.70	**197%**
Eurostoxx 50	3,290.52	5,368.55	**63%**
MSCI emerging markets	861.97	1,325.58	**54%**
High-yield (HYG)	$86.66	$80.92	**-7%**
IG Loans (LQD)	$119.16	$111.06	**-7%**
US Treasuries (TLT)	$119.13	$88.90	**-25%**

Souce: Fundstrat

Bitcoin is the OG

Asset	Price on Dec 31, 2016	As of Sept 26, 2025	% change
Ethereum	**$8.02**	**$3,931**	**48,915%**
Bitcoin	$963.74	$109,410	**11,252%**
Nvidia	$2.67	$178.19	**6574%**
Nasdaq 100 (QQQ)	$118.48	$595.97	**403%**
Gold	$1,151.70	$3,772.88	**228%**
S&P 500	2,238.83	6,643.70	**197%**
Eurostoxx 50	3,290.52	5,368.55	**63%**
MSCI emerging markets	861.97	1,325.58	**54%**
High-yield (HYG)	$86.66	$80.92	**-7%**
IG Loans (LQD)	$119.16	$111.06	**-7%**
US Treasuries (TLT)	$119.13	$88.90	**-25%**

Souce: Fundstrat

Crypto is acting like “crypto winter” is starting


S&P 500
Nasdaq 100
MAG 7
Long-term govt bonds
Gold
Bitcoin
Ethereum
16
21
23
2
61
-3
-7

Souce: Fundstrat

Crypto having a great year until October 10th, 2025


+40%
+33%
150
108
100
97
93
90
80
70
60
50
40
Log
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
2025
2026
XETUSD Curncy (XET-USD Cross Rate) BTC ETH vBMNR Daily 31DEC2024-11JAN2026
Copyright© 2026 Bloomberg Finance L.P.
11-Jan-2026 10:50:12

OCT 10th was largest ever deleveraging in history of crypto

BUSINESS INSIDER

MARKETS

The crypto market has seen $1 trillion in value erased in this month's plunge into bear territory

By Samuel O'Brient

- Bitcoin cratered on Thursday, leading risk assets lower after a big U-turn in the stock market.
- The crypto meltdown has wiped out over $1 trillion in market value since early October.
- Macro and technical factors are weighing on digital assets, pushing bitcoin deeper into bear territory.

Crypto having a great year until October 10th, 2025


+40%
+33%
-3%
-7%
150
108
100
97
93
90
80
70
60
50
40
Log
Jan
Feb
Mar
Apr
May
Jun
2025
Jul
Aug
Sep
Oct
Nov
Dec
Jan
2026
XETUSD Curncy (XET-USD Cross Rate) BTC ETH vBMNR Daily 31DEC2024-11JAN2026
Copyright© 2026 Bloomberg Finance L.P.
11-Jan-2026 10:50:12

ALCHEMY OF 5%: BitMine steadily acquires ETH


Net DAT Purchase/Sale ($M) since 10/31/2025
BitMine
$2,406
$2,891
$390
$143
$4
-$34
-$76
-$95
BMNR
SBET
ETHM
BTBT
BTCS
FGNX
ETHZ
MSTR
MTPLF
ASST
BRRWU
CEP
CEPO
DJT
GDC
CANG
NXTT
NAKA
SMLR
GME
434 HK
EMPD
ADE GY
SQNS
ETH DATs
BTC DATs

Illustrative | For Discussion Purposes

* Purchase and sale information is based on the company's public disclosures from Oct 31, 2025 to Jan 4, 2026. $ value is calated based on BTC and ETH price as of 1/4/2026

LIQUIDITY: BitMine stock trades 14X more volume


BitMine
$12,845
$2,665
$1,527
$473
$216
$215
$124
BMNR
SBET
ETHM
BTBT
BTCS
ETHZ
FGNX
ETH $ value

As of Jan 9, 2026

LIQUIDITY: BitMine stock trades 14X more volume


BitMine
$12,845
4.8X
larger
than #2
$2,665
$1,527
$473
$216
$215
$124
BMNR
SBET
ETHM
BTBT
BTCS
ETHZ
FGNX
ETH $ value

As of Jan 9, 2026

Illustrative | For Discussion Purposes

LIQUIDITY: BitMine stock trades 14X more volume


BitMine
$12,845
4.8X
larger
than #2
$2,665
$1,527
$473
$216
$215
$124
BMNR
SBET
ETHM
BTBT
BTCS
ETHZ
FGNX
ETH $ value


BitMine
$1,560
$113
$100
$16
$5
$4
$2
BMNR
SBET
BTBT
ETHZ
BTCS
FGNX
ETHM
$ daily trading (60D)

As of Jan 9, 2026

LIQUIDITY: BitMine stock trades 14X more volume


BitMine
4.8X larger than #2
$2,665
$1,527
$473
$216
$215
$124
BMNR SBET ETHM BTBT BTCS ETHZ FGNX
ETH $ value


BitMine
$1,560
13.8X larger than #2
$113
$100
$16
$5
$4
$2
BMNR SBET BTBT ETHZ BTCS FGNX ETHM
$ daily trading (60D)

As of Jan 9, 2026

Illustrative | For Discussion Purposes

BMNR+MSTR = ~90% DAT trading volume

% of DATs $ Trading Volume*


BitMine
29%
Other DATs 13%
MSTR 59%

As of Jan 2, 2026

02
Rapid Progress on Alchemy of 5%

BitMine is already 68% on its way to ‘Alchemy of 5’ in 7 months


ETH held
166
567
1,714
2,651
3,313
3,727
4,111
4,168
6,035
68%
June
July
August
Sept
Oct
Nov
Dec
Jan MTD
Alchemy

BitMine is already 74% including cash on hand


ETH held
166
567
1,714
2,651
3,313
3,727
4,111
4,168
4,484
cash
6,035
74%
68%
June
July
August
Sept
Oct
Nov
Dec
Jan MTD
Jan MTD**
Alchemy

Treasury Holdings Growth- BMNR vs MSTR Comparison


Strategy
$60,925
BitMine
$13,873
$13,201
$3,408
$272
$241
Treasury Holding Value ($M)–Log Scale
MSTR
BMNR
0
365
730
1,095
1,460
1,825
Rebased Day 0 = Start of Crypto Treasury Strategy

As of Jan 9, 2026

Illustrative | For Discussion Purposes

03
4 Pillars of growth to drive stockholdervalue

Roadmap



Made in America Validator Network



Artwork and Culture

ethereum foundation

Governance and Technology

Community Participant


ethereum

Select investments in bold ideas that enhance Ethereum Network Value (<1% Treasury) like Google "Other Bets"

BitMine MoonShots


5%

5% of the Ethereum Network

Up to **5%** of the balance sheet

Roadmap





Artwork and Culture

ethereum foundation

Governance and Technology


ethereum

Select investments in bold ideas that enhance Ethereum Network Value (<1% Treasury) like Google "Other Bets"


5%

Made in America Validator Network

Community Participant

BitMine MoonShots

5% of the Ethereum Network

Newest Moonshot: BitMine $200 million investment Beast Industries


ethereum


BEAST INDUSTRIES®
YouTube
BEAST GAMES
"THE PIZZA"
LUNCHLY
FEASTABLES
PRIME
MR BEAST
FEASTABLES
MILK CHOCOLATE

MOONSHOT: BitMine invests $200 million into Beast Industries

- BitMine will make a $200 million investment into Beast Industries. BitMine will be the largest strategic corporate investor in the company.
- MrBeast is the number one content creator in the World and the leading voice for GenZ, GenAlpha and Millennials. Mr. Beast has the biggest audience across all major social media platforms and his content is the most widely watched in the World.
- Beast Industries has an extensive influencer network and media reach.
- BitMine and Beast Industry substantial "call option value" on future consumer services developed by each.

TRIFECTA: Potential Synergy Tom Lee + BitMine + Mr. Beast

#1 strategist for
retail investors



Source: https://www.thecashmerefund.com/portfolio -company/beast-industries

TRIFECTA: Potential Synergy Tom Lee + BitMine + Mr. Beast

#1 strategist for retail investors

#1 holder ETH
ETH is the future of finance




BitMine
The Alchemy of 5%
BMNR

Source: https://www.thecashmerefund.com/portfolio -company/beast-industries

TRIFECTA: Potential Synergy Tom Lee + BitMine + Mr. Beast

#1 strategist for retail investors

#1 holder ETH
ETH is the future of finance

#1 content creator for GenZ, Gen Alpha and Millennials



BitMine
The Alchemy of 5%
BMNR


YouTube
BEAST INDUSTRIES

Source: https://www.thecashmerefund.com/portfolio -company/beast-industries

WHO IS MRBEAST®?

- Founder Of Beast Industries
- Spectacle & Philanthropy
- #1 Creator In The World
- 1.4 Billion Uniques
- 1 Billion Followers



Source: Beast Industries

Rapid Growth & High Engagement Fuel

MRBEAST®'S RISE TO #1

	CELEBRITIES	TOTAL FOLLOWING	2025 GROWTH	ENGAGEMENT RATE	GROWTH RATE
1	Cristiano Ronaldo	1.05B	50M	1.0%	+5%
2	**MrBEAST**	**1.01B**	**183M**	**3.6%**	**+22%**
3	Selena Gomez	676M	7M	1.0%	+1%
4	Lionel Messi	627M	2M	0.7%	+0%
5	Justin Bieber	604M	5M	0.3%	+1%
6	Kylie Jenner	568M	31M	2.6%	+6%
7	Dwayne J. "The Rock"	562M	2M	0.9%	+0%
8	Taylor Swift	548M	0	2.4%	+0%
9	Ariana Grande	521M	9M	0.7%	+2%
10	Kim Kardashian	500M	18M	1.0%	+4%

	CREATORS	TOTAL FOLLOWING	2025 (M) GROWTH	GROWTH RATE	'25 VIEWS (M) LONG-FORM	'25 VIEWS (M) SHORT-FORM
1	**MrBEAST**	**1.01B**	**183**	**+22%**	**11,500**	**21,800**
2	LikeNastya	307M	8	+3%	6600	2000
3	Khaby Lame	259M	-2	-1%	0.5	3000
4	Charli D'Amelio	215M	5	+2%	2	2000
5	Kimberly Loaiza	194M	1	+1%	302	1000
6	Zach King	164M	1	+1%	76	5000
7	IShowSpeed	155M	50	+48%	795	6000
8	Stokes Twins	155M	10	+7%	3600	6000
9	CZN Burak	154M	0	0%	1	2000
10	PewDiePie	140M	0	0%	192	40

METHODOLOGY: Engagement rate calculated as (Average Likes) + (Average Comments) / (Follower Count). Measuring 2025 Instagram and TikTok given the majority of top celebrities have their most relevant accounts on these two platforms.

Source: Beast Industries

As of Sep 26, 2025


MRBEAST® IS THE #1 CREATOR
In the #1 Source of Media Consumption (YouTube)
TOTAL TV USAGE BY DISTRIBUTOR
YouTube 13.1
Walt Disney Co. 9.7
Netflix 8.7
NBC Universal 7.6
Paramount 7.1
Fox 6.7
Warner Bros. Discovery 5.8
Amazon 3.9
MRBEAST®
1.4B+
Uniques (~15% the world)
5B+
Avg. Views/Mo
175M+
Hours/Mo
28%
YOY Mins YTD
2-5x
More upload views than the top 10 creators
SOURCE: Nielsen's Media Distributor Gauge. Shares based on total viewing minutes to all media distributor national subsidiaries. Viewing to local stations or syndicators is reflected in the appropriate broadcast affiliate or cable network.

Source: Beast Industries


MRBEAST® DELIVERS 24 SUPER BOWLS
Every Year
Superbowl LIX GLOBAL: FOX, FOX Deportes, Telemundo, Tubi, NFL digital
256
Mr Beast Monthly Unique Video: GLOBAL
252
248
36
17 9 10
Main Longform
Main Shorts
Gaming
Beast 2 Longform
Beast 2 Shorts
50
150
250
350
450
535M / month
48%
Co-View
watched a MrBeast video with someone other than themselves
Google Survey, July 2024
Source: P2+, NFL Press (Nielsen): Super Bowl, ex-US 2024 + assumes same growth as US (+4.5%) Week 1, Beast: Google, 2025 Global averages, includes co-viewing on longform only

Source: Beast Industries


THE MRBEAST® MULTIPLIER
Algorithmic Dominance Fuels Top Tier Collaborations
@jordanmatter
31M+ subs
2 Video Integrations
#1 Family Creator
@NickDiGiovanni
28M+ subs
8 Video Integrations
#1 Food Creator
@mkbhd
20M+ subs
3 Video Integrations
#1 Tech Creator
@FaZeClan
8M+ subs
10 Video Integrations
#1 Gaming Creator
@IShowSpeed
43M+ subs
10 Video Integrations
Top 5 Streamer
@dudeperfect
60M+ subs
1 Video Integration
#1 Sports Creator
@MarkRober
70M+ subs
5 Video Integrations
#1 Science Creator
@StokesTwins
130M+ subs
4 Video Integrations
#2 Challenge Creator
@fedevigevani
70M+ subs
6 Video Integrations
#1 Spanish Creator
@BenAzelart
46M+ subs
2 Video Integrations
#3 Challenge Creator
@KaiCenatLive
13M+ subs
8 Video Integrations
Top 5 Streamer
@AlexaRivera
17M+ subs
5 Video Integrations
Top 10 Female Creator
@Sidemen
22M+ subs
8 Video Integrations
#1 U.K. Creator
@ryan
21M+ subs
3 Video Integrations
#1 Lifestyle Creator
CELEBRITIES | ATHLETES
@cristiano
663M+ Followers
9 Video Integrations
#1 Most Followed in World
@tombrady
15M+ Followers
4 Video Integrations
#2 Football Player
@serenawilliams
18M+ Followers
1 Video Integration
#2 Tennis Player
@therock
390M+ Followers
2 Video Integrations
#1 Actor
@kevinhart4real
176M+ Followers
1 Video Integration
#1 Comedian
@gordonram
19M+ subs
5 Video Integrations
#1 Celebrity Chef

Source: Beast Industries

BEAST GAMES

A global cultural phenomenon blending challenge, spectacle, and storytelling, with massive engagement across YouTube, social, and beyond.

GLOBAL REACH

#1

Show in 80+ countries

Driving more subscribers vs. any other Amazon content, ever

VIEWER SCALE

144M+

Viewers Watched in First 25 Days

50M+

Families Watched in First 25 Days

IMPACT

#1

Largest unscripted launch in Prime Video history

Broke 67 World Records

PARTNER

PRE-LAUNCH
Co-Promotion Press
MrBeast Gaming
VIP Premiere Party

LAUNCH
Challenge Integration
Branded Set Pieces Product
Placement Prize Partner

POST LAUNCH
BTS Video
VYRO

Source: Beast Industries

As of Sep 26, 2025

OUR WHY

41.9M MEALS DISTRIBUTED (+50M LBS OF FOOD)

$5M IN AID TO UKRAINE REFUGEES

$30M+ WORTH OF FOOD DONATED & DISTRIBUTED

100+ CLEFT PALATE REPAIRS

2000 PROSTHETICS

160 SURGERIES

A MOVEMENT ALREADY IN MOTION

Since 2020, Beast Philanthropy has quietly grown into one of the most effective global giving engines in the world.


HOSPITALS
HOMES
SCHOOLS

BUILT ACROSS USA, AFRICA, SOUTH AMERICA & ASIA

$300K IN SCHOOL TECHNOLOGY

$200K IN SUPPLIES

1000 E-BIKES FOR TRANSPORTATIO N

AND SO MUCH MORE.

Source: Beast Industries


BEAST INDUSTRIES
Extending Our Lead
30% YOY
601
805
1010
2023
2024
2025
BEAST MEDIA PLATFORM FOLLOWERS, millions
41% YOY
34
47
68
2023
2024
2025
BEAST MEDIA PLATFORM VIEWS, billions
NEW FANS ARE HIGHLY ENGAGED SUPER-CONSUMERS
BEAST

Source: Beast Industries

4 pillars of growth

Maximize yield on Treasury


ethereum

Invest defi in "moonshots"


ethereum

Productize BitMine


ethereum

Bridge tradfi and defi


ethereum

4 pillars of growth

Maximize yield on Treasury


ethereum

- Optimize staking yield
- Pursue alpha strategies
- Tom DeMark, DeMark Analytics, strategic advisor on tactical ETH purchases
- Optimize yield on cash

BitMine current ETH holdings to generate significant yield

	Treasury capital allocated	Expected yield	Annual pre -tax income
Native staking, including MAVAN	$13.1 billion	2.8% to 3.0%	$367 to $393 million
Cash yield	$1.0 billion	3.5% to 4.0%	$35 to $40 million
Total BitMine	BitMine		$402 to $433 million

Key assumptions:
CESR yield for ETH is 2.91%
Current momey market yield is 3.91%.

As of Sep 26, 2025

ETH holdings to generate significant yield at scale of 'alchemy of 5%'

5% of ETH and $3k ETH

	Treasury capital allocated	Expected yield	Annual pre-tax income
Native staking, including MAVAN	$18.1 billion	2.8% to 3.0%	$507 to $543 million
Cash yield	$1.0 billion	3.5% to 4.0%	$35 to $40 million
Total BitMine BitMine			**$542 to $583 million**

As of Sep 26, 2025

Key assumptions:
CESR yield for ETH is 2.91% ETH supply is 120.7 million
Current momey market yield is 3.91%.

ETH holdings to generate significant yield at scale of 'alchemy of 5%'

	5% of ETH and $3k ETH			5% of ETH and $12k ETH		
	Treasury capital allocated	Expected yield	Annual pre-tax income	Treasury capital allocated	Expected yield	Annual pre-tax income
Native staking, including MAVAN	$18.1 billion	2.8% to 3.0%	$507 to $543 million	$72.4 billion	2.8% to 3.0%	$2.0 to $2.2 billion
Cash yield	$1.0 billion	3.5% to 4.0%	$35 to $40 million	$1.0 billion	3.5% to 4.0%	$35 to $40 million
Total BitMine			$542 to $583 million			$2.0 to $2.2 billion

As of Sep 26, 2025

Key assumptions:
CESR yield for ETH is 2.91% ETH supply is 120.7 million
Current momey market yield is 3.91%.

4 pillars of growth

Maximize yield on Treasury

Invest defi in "moonshots"

- Orbs and Worldcoin
- Accelerate tokenization products
- Work with L2 and defi
- Beast Industries "moonshot"


ethereum


ethereum

BitMine Investment in Eightco (ticker: ORBS)

world

+ Founded in 2019 by Sam Altman (OpenAI CEO) and Alex Blania
+ Dedicated to building a global-scale proof-of-human network to distinguish humans from AI in a post-AGI world
+ End-to-end stack comprising of hardware, privacy-preserving blockchain, digital asset, and wallet w/ app store
+ Open source and permissionless
+ Secured by Ethereum



Eightco ($ORBS): Overview

277,222,975 WLD
Holds >10% of circulating supply

11,068 ETH

$69.2M cash + stablecoins

17,740,428 Unique Humans Verified [1]

INFINITY Auth Pilot Partnerships

Proof of Human for Digital Assets and Financial Services

kraken coinbase

Strategic Investment

Proof of Human for Gaming and Digital Economies

MYTHICAL


tokenization

Tokenization: 5 reasons for the “big unlock”

- **Fractional Ownership:** Tokenization divides equities into affordable fractions, broadening access to high-value investments.
- **Reduced Costs and Efficiency:** Tokenization automates processes, cuts intermediaries, lowers fees, speeds settlements, and simplifies trading vs. traditional methods.
- **24/7 Global Trading:** Tokenized equities enable round-the-clock trading on decentralized platforms, ignoring market hours or borders.
- **Enhanced Transparency and Security:** Blockchain offers immutable ownership records, cutting fraud and boosting trust via tamper-proof data.
- **Increased Liquidity:** Tokenization eases blockchain trading, turning illiquid assets into quick buys/sells to attract more investors.

Tokenization: Taking Wall Street into the future


197
1
202
5
Ethereu
m

BlackRock
@BlackRock

Tokenization is shaping the next evolution of global markets. In @TheEconomist, Larry Fink and Rob Goldstein discuss how tokenization can modernize market infrastructure, enhancing efficiency, transparency, and access by connecting traditional and digital finance. Read more:


The Economist
Larry Fink and Rob Goldstein on how tokenisation could transform finance
Ledgers haven't been this exciting since the invention of double-entry book-keeping

11:55 AM · Dec 1, 2025 · **250.6K** Views

121 · 441 · 1.1K · 320

Tokenization: Taking Wall Street into the future



Illustrative | For Discussion Purposes

Tokenization: "Big unlock"







Tokenization: “Big unlock” □ Fractional shares



Tokenization: “Big unlock”⍰ Factorize the business



Tokenization: "Big unlock" TSLA


TESLA

Souce: Fundstrat and BitMine

Tokenization: "Big unlock" TSLA



- **Time tokenization:** Buy NPV of "earnings" on a "specific" date.
- **Product tokenization:** Buy NPV of specific product stream.
- **Geographic tokenization:** Buy NPV of specific region.
- **Financial statement tokenization:** Buy NPV of "subscription" revenues.

Souce: Fundstrat and BitMine

Illustrative | For Discussion Purposes

Tokenization: “Big unlock” TSLA

Time tokenization



Souce: Fundstrat and BitMine

Tokenization: "Big unlock" TSLA


TESLA


Time tokenization
EPS 2036
EPS 2025

Souce: Fundstrat and BitMine

Illustrative | For Discussion Purposes

CNBC
Search quotes, news & videos
WATCHLIST
MARKETS BUSINESS INVESTING TECH POLITICS VIDEO INVESTING CLUB JOIN PRO JOIN LIVESTREAM

TECH

Tesla says shareholders approve Musk's $1 trillion pay plan with over 75% voting in favor

PUBLISHED THU, NOV 6 2025•4:56

Lora Kolodny
@IN/LORAKOLODNY/

10-year plan

PS
36

EPS
2025

Tokenization: “Big unlock” TSLA




Time tokenization
Buy only “2036 EPS”
EPS 2036
EPS 2025

Souce: Fundstrat and BitMine

Tokenization: “Big unlock” TSLA

Product tokenization

TESLA



Souce: Fundstrat and BitMine

Tokenization: "Big unlock" TSLA

Product tokenization




TESLA
EV
Robotaxi
FSD
Full Self-Driving (Supervised)
Solar
Elon brain

Souce: Fundstrat and BitMine

Illustrative | For Discussion Purposes

Tokenization: “Big unlock” TSLA

TESLA



TESLA

Product tokenization

EV



Robotaxi



FSD


Full
Self-Driving
(Supervised)

Solar



Elon brain



Buy only “Elon Brain”

Souce: Fundstrat and BitMine

4 pillars of growth

Maximize yield on Treasury

Invest defi in "moonshots"

Productize BitMine

- BitMine app coming
- BitMine works with community of stockholders
- BitMine brand is strong


ethereum


ethereum


ethereum

BitMine app coming to you soon


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BitMine
The Alchemy of 5%
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The Alchemy of 5%
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News Highlights
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CHAIRMAN'S MESSAGE
BitMine Chairman's Message | Tom Lee Explains the Authorized Shares Increase & Vote Yes
January 1, 2026
PRESS RELEASE
Bitmine Appoints Chief Financial Officer and Chief Operating Officer
January 8, 2026
EARNINGS
Earnings Presentation
November 20, 2025
Recent Activity
Home
News
Profile
More

As of Sep 26, 2025

BitMine app coming to you soon


10:18
BitMine
The Alchemy of 5%
Enter Email to Connect with BitMine
Enter your email to get started
your@email.com
Send Code
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Hey, John
Goodies
Stay Informed
Get instant news and earnings alerts
BMNR Shareholder?
Monitor your portfolio performance
News Highlights
View All
CHAIRMAN'S MESSAGE
BitMine Chairman's Message | Tom Lee Explains the Authorized Shares Increase & Vote Yes
January 1, 2026
PRESS RELEASE
Bitmine Appoints Chief Financial Officer and Chief Operating Officer
January 8, 2026
EARNINGS
Earnings Presentation
November 20, 2025
Recent Activity


Lee Explains the Authorized Shares Increase & Vote Yes
January 1, 2026
PRESS RELEASE
Bitmine Appoints Chief Financial Officer and Chief Operating Officer
January 8, 2026
EARNINGS
Earnings Presentation
November 20, 2025
Recent Activity
Welcome!
Your portfolio activity will appear here
Portfolio
+ Add Holding
$3,006.00
+$506.00 (+20.24%) · Today: -$60.08
1 HOLDING
BMNR
$3,006.00
+20.24%

BitMine app coming to you soon


10:18
BitMine
The Alchemy of 5%
Enter Email to Connect with BitMine
Enter your email to get started
your@email.com
Send Code
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Hey, John
Goodies
Stay Informed
Get instant news and earnings alerts
BMNR Shareholder?
Monitor your portfolio performance
News Highlights
View All
CHAIRMAN'S MESSAGE
BitMine Chairman's Message | Tom Lee Explains the Authorized Shares Increase & Vote Yes
January 1, 2026
PRESS RELEASE
Bitmine Appoints Chief Financial Officer and Chief Operating Officer
January 8, 2026
EARNINGS
Earnings Presentation
November 20, 2025
Recent Activity
Home
News
Profile
More


Lee Explains the Authorized Shares Increase & Vote Yes
January 1, 2026
PRESS RELEASE
Bitmine Appoints Chief Financial Officer and Chief Operating Officer
January 8, 2026
EARNINGS
Earnings Presentation
November 20, 2025
Recent Activity
Welcome!
Your portfolio activity will appear here
Portfolio
+ Add Holding
$3,006.00
+$506.00 (+20.24%) · Today: -$60.08
1 HOLDING
BMNR
$3,006.00
100.00 shares
+20.24%
Home
News
Profile
More


News & Media
Stay updated with the latest from BitMine
Chairman's Message
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The Chairman's Message
Authorized Shares Increase & Vote YES
BitMine
BitMine Chairman's Message | Tom Lee Explains the Authorized Shares Increase & Vote Yes
January 1, 2026
The Chairman's Message
Shareholder Vote Deadline - Jan 14, 2026
BitMine
BitMine Chairman's Message - December 2025
December 28, 2025
Company Press Releases
View All
Bitmine Appoints Chief Financial Officer and Chief
Home
News
Profile
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4 pillars of growth

Maximize yield on Treasury → Invest defi in "moonshots" → Productize BitMine → **Bridge tradfi and defi**


ethereum


ethereum

- BitMine top 50 most traded stock
- MAVAN largest staking entity in world
- Bridge settlement layer

MAVAN: Best in class staking

- BitMine commercial staking subsidiary named MAVAN: Made in America Validator Network
- MAVAN launching in early 2026. Once staking BitMine's ETH holdings, MAVAN will be the largest commercial validator in the World.
- MAVAN will stake other proof of stake tokens as well.
- BitMine is going to be the settlement layer of the future financial system.

BitMine: Bridging Wall Street and Ethereum and Defi

BitMine
The Alchemy of 5%

Largest holder of ETH in the World

DeFi

- Moonshots
- MAVAN staking
- EF partnership
- Investing in DeFi
- BitMine Labs

BitMine: Bridging Wall Street and Ethereum and Defi

BitMine
The Alchemy of 5%

Bridging Finance

- Wall Street connectivity
- Consumer services
- Strong brand
- BitMine community
- BitMine technology

Largest holder of ETH in the World



DeFi

- Moonshots
- MAVAN staking
- EF partnership
- Investing in DeFi
- BitMine Labs

04
Ethereum is the future of finance

2025: major positive fundamentals, but terrible price action

Best years of growth still ahead, 200X adoption ahead

- There are 4.4 million Bitcoin addresses with >$10,000 balance. Bitcoin "share" of these accounts is 0.5%.
- Globally, there are 900 million individuals with >$10,000 in retirement, pension, brokerage accounts (per ICI, OECD, Federal Reserve).
- The Bank of America FMS (fund manager survey) shows 67% of managers have 0% allocation to digital assets.
- Wall Street plans to tokenize all financial products onto the blockchain.
- AI and agentic AI are creating needs for de-centralized trust and security

2025: Many positive crypto milestones

- US Government passes pro-crypto legislation, setting the standard for the Western World
- Several US states and US government plan or executed "Bitcoin Strategic Reserve"
- Blackrock launches Bitcoin ETF in Jan 2024 and in 2025 becomes top 5 highest fee generating product for Blackrock
- JPMorgan creates the JPMorgan coin on Ethereum. Standard Charter and JPMorgan are forward first global banks in crypto.
- Tokenization becomes a top priority for major financial institutions including Blackrock, Robinhood, Amundi.
- Polymarket, a crypto-native product, becomes a breakout and centrally critical financial tool used by mainstream financial markets.
- Tether reveals net income as much as $20 billion, ranking it as the top 10 most profitable global banks.


tokenization

The Economist

By Invitation | Blockchain boon

Larry Fink and Rob Goldstein on how tokenisation could transform finance

Ledgers haven't been this exciting since the invention of double-entry book-keeping

Now finance is entering the next major evolution in market infrastructure—one that could move assets faster and more securely than systems that have served investors for decades.

ETH/BTC ratio: 2025 tailwinds argue for ATH in ratio


ETH/BTC:
????
ETH/BTC:
0.08727
8-yr avg:
0.04790
ETH/BTC:
0.03463
0.10000
0.09000
0.08000
0.07000
0.06000
0.05000
0.04000
0.03463
0.03000
0.02000
Log
2018
2019
2020
2021
2022
2023
2024
2025
XETUSD Curncy (XET-USD Cross Rate) ETH BTC vBMNR Daily 08FEB2018-30DEC2026
Copyright© 2026 Bloomberg Finance L.P.
14-Jan-2026 14:38:51

Souce: Bloomberg and Fundstrat

Illustrative | For Discussion Purposes

Standard Chartered

Digital Assets

Global Research

12 January 2026

ETH outperformance expected

- **Worse-than-expected BTC performance has lowered prospects for all digital assets**
- **However, ETH's specific drivers have improved; we see ETH-BTC returning to its 2021 highs**
- **We lower our year-end ETH-USD forecasts for 2026-28 to reflect broader weakness in digital assets**
- **We raise our longer-term ETH-USD forecasts, and we see the price reaching 40,000 by end-2030**

ETH-BTC set to head back to 2021 highs

Geoff Kendrick

Global Head of Digital Assets Research
Standard Chartered Bank

The outlook for Ethereum (ETH) has shifted since our last forecast update in August 2025 (see *Ethereum – Forecast upgrade*). In an absolute sense, weaker-than-expected Bitcoin (BTC) performance has dampened prospects for all digital assets against the USD given Bitcoin's continued dominance of the sector. In relative terms, however, we think ETH's prospects have improved. We therefore expect the cross to gradually return to its 2021 highs.

ETH: Implied Fair Value based on ETH/BTC ratio = $12k to $22k

ETH / BTC

BTC Price			8-yr avg		2021 high		ETH "payment rails"	
	0.0239	0.0359	0.0479	0.0598	0.0873	0.1250	0.2500	0.3500
100,000	2,393	3,590	4,786	5,983	8,727	12,500	25,000	35,000
125,000	2,991	4,487	5,983	7,478	10,909	15,625	31,250	43,750
150,000	3,590	5,384	7,179	8,974	13,091	18,750	37,500	52,500
200,000	4,786	7,179	9,572	11,965	17,454	25,000	50,000	70,000
250,000	5,983	8,974	**$11,965**	14,956	**$21,818**	31,250	**$62,500**	87,500
500,000	11,965	17,948	23,930	29,913	43,635	62,500	125,000	175,000
1,000,000	23,930	35,895	47,860	59,825	87,270	125,000	**$250,000**	350,000

Souce: Fundstrat

Illustrative | For Discussion Purposes

BMNR: Stock price follows ETH price


Legend
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ticker:
BMNR
BMNR US Equity
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XETUSD Curncy

BITMINE BMNR

BMNR: Stock price follows ETH price

ticker:
BMNR



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**Coefficient:
0.015 * ETH + ETH/share accretion

BMNR: Stock price follows ETH price


BITMINE BMNR
ticker: BMNR
$5,000
$1,500
$500
BMNR: $5,000
BMNR: $1,500
BMNR: $500
$22,000
$22,000
$62,500
$250,000
**Coefficient:
0.015 * ETH + ETH/share accretion

05
Strong team driving transformation

BitMine management team

Thomas "Tom" Lee

Chairman

Thomas Lee is a Managing Partner and the Head of Research at Fundstrat, Chief Investment Officer of Fundstrat Capital and the Chairman of the Board of BitMine. He is an accomplished Wall Street strategist with over 30 years of experience in equity research, and has been consistently top ranked by Institutional Investor since 1998. Prior to co-founding Fundstrat, he served most recently as J.P. Morgan's Chief Equity Strategist from 2007 to 2014, and previously as Managing Director at Salomon Smith Barney. He is also a full-time contributor to CNBC.

Chi Tsang

Chief Executive Officer

Chi Tsang is a Wall Street veteran with more than 25 years of experience in senior roles across venture capital, investment banking, portfolio management, and equity research. His career has spanned New York and Hong Kong, with a focus on technology, media, and internet sectors.

Mr. Tsang earned a B.S. in Policy Analysis from Cornell University and an MBA from the Fordham Gabelli School of Business, and is a CFA charterholder.

Young Kim

Chief Financial Officer & Chief Operating Officer

Young Kim is an investment executive with over 20 years of experience managing multi-billion dollar global franchises, leveraging a unique "Engineer-Investor" pedigree honed through his earlier career as a software engineer and his education at MIT and Harvard Business School. He served as a Partner and a Senior Portfolio Manager at Axiom Investors from 2021 to 2025, served as a Senior Portfolio Manager at Columbia Threadneedle Investments from 2011 to 2021, and held various roles in investment research, venture capital, business development and software engineering, with a proven track record of scaling assets and driving product innovation.

Thank You!